APPS
BIG DATA
CLOUD
CYBER
MOBILITY



CS Government Services + SRA

Leader in US Government IT Services

August 31, 2015

DELIVERING INNOVATION TOGETHER

Forward Looking Statements

All written or oral statements made by CSC, Computer Sciences Government Services Inc. ("CSGov") or SRA Companies, Inc. ("SRA") at this meeting or in these presentation materials that do not directly and exclusively relate to historical facts constitute forward-looking statements, including statements regarding our intention to separate CSGov from CSC and to combine CSGov with SRA including expected benefits to be realized as a result of these actions. There is no assurance as to the timing of the separation or whether it or the combination with SRA will be completed. These statements represent current expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. These statements are subject to risks, uncertainties, and other factors, many outside of CSC's control, that could cause actual results to differ materially from the results described in such statements. For a description of certain of these factors, please see CSC's and SRA International, Inc.'s most recent Annual Report on Form 10-K and other documents filed by either of them with the US Securities and Exchange Commission as well as information contained in the information statement filed as an exhibit to CSGov's Registration Statement on Form 10 as amended.

Key Messages

1 What We Are Announcing

CSC has entered a definitive agreement to combine its government services unit (CSGov) with SRA upon closing of the previously announced spin-off of CSGov

2 Why We Are Doing This

The combination of CSGov and SRA is an important strategic move, creating the largest pure-play IT services provider to the US federal government

3 Transaction Details

The combination will be structured to preserve the tax-free nature of CSC's spin-off of CSGov

4 Next Steps

We anticipate closing the spin-off and combining the businesses by the end of November

Overview of CSGov and SRA

CSGov — Trusted Public Sector Leader

CSGov is a leading provider of enterprise services IT, next-gen technology and mission services to the US federal, state and local governments

- CSGov's agency relationships span defense, intelligence, homeland security, healthcare and civilian
- **$4.1B in revenue** with 75+ agency customers, 100+ contract vehicles and 1,000+ projects
  - 80%+ revenue from enterprise services IT and next-gen technology
  - ~60% revenue from fixed price and time + materials contracts
- **16.4% LTM pro forma Adjusted EBITDA margin**
- **~13K employees**


48%
52%
Department of Defense / Intelligence
Federal Civilian

SRA — Sophisticated Provider of IT and Services

SRA is a diversified provider of government technology services to the national security, health and civil market segments

- SRA's agency relationships span defense, intelligence, homeland security, healthcare and civilian
- **$1.4 billion in revenue** with 250+ customers and 900+ contracts
  - 70%+ revenue from IT services including software development, cloud, cyber, and infrastructure
  - ~70% revenue from fixed price and time + materials contracts
- Owned by shareholder group led by Providence Equity Partners and SRA's founder, Dr. Ernst Volgenau
- **14.0% LTM Adjusted EBITDA margin**
- **~5.6K employees**


Health
26%
Intelligence, Homeland Security & Law Enforcement
26%
Civil
26%
Defense
22%
Department of Defense / Intelligence
Federal Civilian

Sources: CSGov amended Form 10 filed August 17, 2015 and CSGov management. CSGov data represents the twelve months ended April 3, 2015. SRA Companies, Inc. Form S-1 filed July 8, 2015 and SRA International, Inc. Form 10-K for the fiscal year ended June 30, 2015. Data in pie chart regarding SRA represents the twelve months ended June 30, 2015. All other data for SRA represents the twelve months ended March 31, 2015.

CSC Government + SRA Will Be a Leader in the Sector



LTM Revenue
($ in millions)
$5,447
$5,275
$5,063
$4,070
$3,885
$3,354
$1,377
CSC Government + SRA
Booz | Allen | Hamilton
leidos
CSC Government
SAIC
CACI
SRA

LTM Financial Summary ($ in millions)	CSC Government	SRA	Expected Net Synergies	CSC Government + SRA
Revenue	$4,070	$1,377	–	$5,447
Adjusted EBITDA	669	192	$51	912
Adjusted EBITDA Margin	*16.4%*	*14.0%*	–	*16.7%*

Sources: Company filings as of August 31, 2015. CSGov based on Form 10 filed August 17, 2015 and SRA Companies, Inc. based on Form S-1 filed July 8, 2015.
Note: CSGov data represents the twelve months ended April 3, 2015. SRA data represents the twelve months ended March 31, 2015. All other companies data is for the twelve months ended as of March 31, 2015

CSGov and SRA Combination Expected to Provide Clients, Investors and Employees with Significant Benefits

Extensive and complementary IT capabilities

- Complementary capabilities in cloud computing, cyber security, IT infrastructure, mobility, data analytics, and software and systems engineering
- Deep presence within the DoD, Homeland Security, intelligence and Health IT market segments with access to 150 contract vehicles, 1,500 active projects, and a combined 90-plus years of experience in the government services sector

Positioning for future growth opportunities

- Given its scope, scale and financials, the combined company will be well positioned to capitalize on future growth opportunities in attractive growth market segments
- Balance of depth and expertise in complementary market segments with minimal client overlap — National Security (CSGov) and Health & Civil (SRA)

Industry-leading talent and complementary cultures

- Skilled staff of nearly 19K employees includes strong leadership and deep technical expertise in areas of growing demand
- The two companies share common values, including a relentless focus on the mission and needs of US government clients

Cost-competitiveness and synergies

- Running parallel business transformations over the past three years, CSGov and SRA each have become highly tuned and cost-competitive
- Opportunity to achieve net synergies as the result of combination of more than $50 million

Strong financials

- Among the leading profit margins in the industry along with strong cash flow generation available for planned dividends as well as rapid deleveraging
- Transaction structured to preserve the tax-free nature of the previously announced spin-off of CSGov

Transaction Summary

Transaction Consideration

- **Merger Consideration Payable to SRA Shareholders:**
  - SRA's shareholders to own 15.32% of CSGov (CSC's shareholders to own 84.68%)
  - $390 million of cash merger consideration
- **SRA Net Debt:**
  - CSGov will assume or refinance SRA's existing debt of approximately $1,060 million as of June 30, 2015
  - SRA had cash and cash equivalents of $96 million as of such date

Capital Structure

- **Capital Structure**
  - CSGov net debt is expected to be approximately $2.7 billion on a pro forma basis, including debt incurred to fund CSC's $10.50 per share special cash dividend to its shareholders, SRA debt refinanced and debt incurred to fund the cash merger consideration
  - Strong historical cash flow expected to support rapid deleveraging
  - Bank of Tokyo - Mitsubishi UFJ, Ltd. and the Royal Bank of Canada are providing an underwritten financing commitment to fund special dividend upon spin-off, transaction with SRA, and SRA debt refinancing

Other Key Aspects of the Transaction

- **Governance and Management**
  - Mike Lawrie will serve as Chairman of the Board of CSGov
  - Larry Prior, current head of CSC's NPS business, will be CSGov's chief executive officer upon completion of the spin-off and combination with SRA
  - Additional members of CSGov's management team will be named as integration process proceeds
- **Shareholder Vote**
  - No CSC shareholder vote is required
  - SRA has received shareholder approval for the transaction
- **Timing**
  - CSGov will file updated documents with SEC
  - Spin-off and closing of merger with SRA targeted by end of November 2015

Next Steps

1. File amended documents with the SEC
2. Continue progress on separation activities
3. Begin SRA integration planning
4. Plan to hold Investor Day prior to spin-off and SRA transaction

CSGov + SRA — Clear Strategic Rationale

Combination will create the ***leading*** pure play Government IT Services business in the United States

Combination creates ***compelling value proposition*** for customers, investors and employees

Provides ***unmatched***:

- Focus
- Scale
- Financial Strength
- Technical Depth
- Market Agility